UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2023

Prairie Operating Co.

(Exact name of registrant as specified in its charter)

Delaware	000-33383	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8636 N. Classen Boulevard Oklahoma, OK	73114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (435) 900-1949

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of May 7, 2023, the Board of Directors (the “Board”) of Prairie Operating Co. (the “Company”) increased to seven members and appointed Jonathan Gray and Erik Thoresen (collectively, the “New Directors”). Biographical information for these individuals are set forth below.

Jonathan H. Gray. Mr. Gray, 42, has served as the chief executive officer of First Idea International Ltd., a strategic advisory boutique, since he founded it in 2008. Mr. Gray has also served as the chief executive officer of the Intelligent Design Agency, a design firm, since he founded it 2018. In 2016, Mr. Gray established The Hideaway Entertainment, LLC, a financing and production entertainment media company focused on motion picture, television, digital media, and technology, and has served as chief executive officer since the company’s founding. In addition, Mr. Gray is the co-owner of Beauchamp Estates France, a division of Beauchamp Estates International, which he founded in March 2005. Mr. Gray served as the founder and chief executive officer of JG Events, an international event management company, from its founding in 2003 until closing it in 2019. Mr. Gray earned his Baccalauréat Littéraire in Litteréture from Lycée Carnot, Cannes in 1999 and his Bachelors in Business Administration from SKEMA Business School in 2001.

Mr. Gray’s extensive experience founding, financing and managing companies bring valuable and important skills to the Board.

Erik Thoresen. Mr. Thoresen, 50, has been a partner at Boka Group, LLC since November 2022. Since January 2022, Mr. Thoresen has also served as the chief financial officer of Fusion Acquisition Corp. II (NYSE: FSNB). Prior to that, he served as the chief business development officer of Glass House Group, Inc. (OTC: GLASF), a vertically integrated consumer packaged goods cannabis company, from August 2021 to June 2022. Mr. Thoresen was the vice president of mergers and acquisitions and real estate at Harvest Health and Recreation, Inc. (CSE: HARV, OTCQX: HRVSF), a multi-state cannabis company that is now part of Trulieve Cannabis Corp. (CSE: TRU, OTCQX: TCNNF), from January 2019 to March 2021. Previously, from November 2013 to July 2018, Mr. Thoresen was the chief operating, and investment, officer of Jonathan D. Pond, LLC, a wealth management firm, and prior to that held executive roles at the Bank of New York Mellon Corporation and E*TRADE Financial Corporation. He began his career at the US Trade and Development Agency focused on early stage infrastructure deals in Central and Eastern Europe. He currently serves on the board of Infleqtion, Inc., where he chairs the audit committee, and on the board of Fusion Acquisition Corp. II. In addition, he previously served on the board of directors of Sport-Haley, Inc. from 2010 to 2013 where he served as chairman of the audit committee and on the investment committee at various times. Mr. Thoresen is a Chartered Financial Analyst Charterholder. He received his Bachelor of Arts in International Relations from Syracuse University in 1994, and his Master of Business Administration from the Darden School at the University of Virginia in 2000.

Mr. Thoreson’s previous board and senior leadership experience, in addition to his expertise in strategic planning, business development, investor relations and corporate development activities, makes him a valuable asset to the Board.

The Board has determined that the New Directors are “independent directors” as defined in the applicable Securities and Exchange Commission (the “SEC”) rules and that Mr. Thoresen qualifies as an audit committee financial expert under Item 407(d)(5) of Regulation S-K promulgated under the Securities Act of 1933, as amended. Mr. Thoresen will serve on the audit, compensation and nominating and corporate governance committees, serving as chair of the audit committee. Mr. Gray will serve on the compensation and nominating and corporate governance committees.

As previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on May 9, 2023, the Company entered into amended and restated non-compensatory option agreements (the “Option Agreements”) with each of Gary C. Hanna, Edward Kovalik, Paul Kessler and BOKA Energy LP (“BOKA”), a third party investor. Pursuant to BOKA’s Option Agreement, BOKA was issued non-compensatory options (“Options”) to acquire 800,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), for $0.25 per share, which are only exercisable if specific production hurdles are achieved. Options to acquire 200,000 shares of Common Stock are subject to be transferred to the investors that purchased an aggregate of $17.3 million of the Company’s Series D preferred stock, par value $0.0001 per share, and warrants to purchase shares of Common Stock, in a private placement (the “PIPE Transaction”) that was consummated on May 3, 2023 in connection with the Company’s previously announced merger with Prairie Operating Co., LLC. Mr. Thoresen is affiliated with BOKA. Additionally, First Idea Ventures LLC, an entity controlled by Mr. Gray, invested $750,000 in the PIPE Transaction.

2

In connection with the appointment of each of the New Directors to the Board, the Company entered into indemnification agreements (the “Indemnification Agreements”) with each of the New Directors in substantially the same form as the Company’s existing indemnification agreements with its executive officers and other directors, which require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, retainers and travel expenses, incurred by a director or executive officer in any action, suit or proceeding arising out of their services as one of the Company’s directors or executive officers or out of any services they provide at the Company’s request to any other company or enterprise.

The foregoing description of each of (i) the Indemnification Agreements and (ii) the Option Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of (a) the form of Indemnification Agreement, which is attached hereto as Exhibit 10.1, and (b) the form of Option Agreement, which is attached hereto as Exhibit 10.2, and each is incorporated herein by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K, filed May 9, 2023).
10.2	Form of Amended and Restated Non-Compensatory Option Agreement (incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K, filed May 9, 2023).
104	Cover Page Interactive Data File (embedded with the Inline XBRL Document).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prairie Operating Co.

Date: May 11, 2023
	By:	/s/ Edward Kovalik
Edward Kovalik
Chief Executive Officer

4